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                                                                   EXHIBIT 10.29

                                AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT

     This Amendment No. 1 to the Asset Purchase Agreement (this "AMENDMENT") is made as of August 31, 2000, among Aquis IP Communications, Inc., a Delaware corporation (the "COMPANY"), Aquis Communications Group, Inc., a Delaware corporation ("AQUIS GROUP"), and Aquis Communications, Inc., a Delaware corporation ("AQUIS" and, together with Aquis Group, the "STOCKHOLDERS"), and Sunstar IP Communications, LLC, a Delaware limited liability company (the "PURCHASER").

                                 R E C I T A L S

     The Company, the Stockholders and the Purchaser are parties to that certain Asset Purchase Agreement dated as of July 13, 2000 (the "AGREEMENT"). The parties to the Agreement desire to amend the Agreement as set forth herein. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     1. AMENDMENT OF SECTION 2.5. Section 2.5 of the Agreement is hereby amended to read in its entirety as follows:

               "SECTION 2.5. PAYMENTS AT CLOSING.


               (a) At the Closing, the Purchaser shall (i) assume the Assumed Liabilities and (ii) pay the Closing Purchase Price based on the Estimated Purchase Price Certificate to the Company by delivering (A) an amount in cash equal to $300,000 by wire transfer of immediately available funds to an account or accounts designated by the Company not less than three business days before Closing and (B) a promissory note substantially in the form of EXHIBIT I attached hereto (the "NOTE") and a Security Agreement substantially in the form of EXHIBIT A attached to the Note (the "SECURITY AGREEMENT") granting a security interest in the Purchased Assets in favor of the Company.

               (b) The Purchaser agrees that following an Event of Default (as defined in the Security Agreement), (i) the Company will have the right pursuant to the Security Agreement, among other rights, to require the reconveyance of all ownership interests in or to otherwise sell or realize upon, the Purchased Assets without any payment obligation to Purchaser including reimbursement to Purchaser of any amounts previously paid, as well as any amounts paid after the date hereof, pursuant to the Agreement and (ii) the Purchaser will make available

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          the Purchased Assets for delivery to the Company in accordance with the reasonable instructions of the Company."

     2. AMENDMENT OF SECTION 2.9. Section 2.9 of the Agreement is hereby amended to read in its entirety as follows:

               "SECTION 2.9. CLOSING. The closing (the "CLOSING") of the Transactions hereunder will take place at Dechert, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103, on August 31, 2000 (the "CLOSING DATE")."

     3. EFFECTIVENESS. This Amendment shall be effective as of the date first written above when executed by the Company, the Stockholders and the Purchaser.

     4. COUNTERPARTS. This Amendment may be executed in two or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement.

     5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

     6. INCORPORATION OF AMENDMENT. On and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Agreement as amended hereby.

     7. NO OTHER AMENDMENTS. Except as expressly set forth in this amendment, no other amendment or modification is made to any other provisions of the Agreement, and the Agreement shall remain in full force and effect, as amended hereby, and as so amended the Company, the Stockholders and the Purchaser hereby reaffirm all of their respective rights and obligations thereunder.

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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to
Agreement as of the date first written above.


                                    AQUIS IP COMMUNICATIONS, INC.

                                    By:      /s/ D. BRIAN PLUNKETT
                                             -------------------------------
                                             Name:  D. Brian Plunkett
                                             Title:    Vice President


                                   AQUIS COMMUNICATIONS GROUP, INC.

                                    By:      /s/ D. BRIAN PLUNKETT
                                             -------------------------------
                                             Name:  D. Brian Plunkett
                                             Title:    Vice President


                                    AQUIS COMMUNICATIONS, INC.

                                    By:       /s/ D. BRIAN PLUNKETT
                                             -------------------------------
                                             Name:  D. Brian Plunkett
                                             Title:    Vice President


                                    SUNSTAR IP COMMUNICATIONS, LLC

                                    By:      /s/ JOHN HOBKO
                                             -------------------------------
                                             Name:  John Hobko
                                             Title:  President and Chief
                                                     Executive Officer